UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 23, 2022

Moving iMage Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40511	85-1836381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17760 Newhope Street, Fountain Valley, CA 92708

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 751-7998

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.00001 par value	MITQ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                   ☐

Item 2.02	Results of Operations and Financial Condition.

On September 23, 2022, Moving iMage Technologies, Inc. (the “Company”) issued a press release and conducted a conference call, both of which reported certain financial results for the fiscal year ended June 30, 2022.  Copies of the press release and the transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and the information therein is incorporated herein by reference.

The information reported under this Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

The information under Item 2.02 above is incorporated herein by reference.

The information reported under this Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated September 23, 2022
99.2	Transcript of earnings call on September 23, 2022
104	Cover page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving iMage Technologies, Inc.

Date: September 29, 2022
	By:	/s/ Mike Sherman
	Name:	Mike Sherman
	Title:	Chief Financial Officer